UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 19, 2006

McDONALD’S CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-5231	36-2361282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One McDonald’s Plaza

Oak Brook, Illinois

(Address of Principal Executive Offices)

60523

(Zip Code)

(630) 623-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On October 19, 2006, McDonald’s Corporation (the “Company”) issued an investor release reporting the Company’s results for the third quarter and nine months ended September 30, 2006. The investor release is furnished as Exhibit 99.1 and incorporated herein by reference. Also filed herewith and incorporated herein by reference as Exhibit 99.2 is supplemental information for the quarter and nine months ended September 30, 2006.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Investor Release of McDonald’s Corporation issued October 19, 2006: McDonald’s Serves Up Another Quarter Of Strong Results—Third Quarter EPS Rises 17%

99.2	McDonald’s Corporation: Supplemental Information, Quarter and Nine Months Ended September 30, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD’S CORPORATION (Registrant)

Date: October 19, 2006	By:	/s/ David M. Pojman
David M. Pojman
Corporate Senior Vice President—Controller

Exhibit Index

Exhibit No. 99.1	Investor Release of McDonald’s Corporation issued October 19, 2006: McDonald’s Serves Up Another Quarter Of Strong Results—Third Quarter EPS Rises 17%

Exhibit No. 99.2	McDonald’s Corporation: Supplemental Information, Quarter and Nine Months Ended September 30, 2006